UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   May 21, 2004

LIBERTY HOMES, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-05555	35-1174256
(Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 35
Goshen, Indiana 46527
(Address of principal executive offices)

574.533.0431

Registrant’s Telephone Number, Including Area Code

ITEM 5.          OTHER EVENTS AND REGULATION FD DISCLOSURE

On May 20, 2004, the Company issued two press releases relating to the listing of the Company’s stock on the NASDAQ Small Cap Market.  Copies of these press releases are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Press releases of Liberty Homes, Inc. issued May 20, 2004

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Liberty Homes, Inc.

Date:

May 21, 2004

By:

/s/ Marc A. Dosmann

Name:	Marc A. Dosmann
Title:	Vice President – Chief Financial Officer